Putnam
Investors
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

[GRAPHIC OMITTED: WATERING JUG]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

After one of the most trying investment periods in recent history, it is with distinct pleasure that we bring you this report of Putnam Investors Fund's strong positive performance for the fiscal year ended July 31, 2003. Although your fund's results lagged those of its benchmark index, they came in ahead of its Lipper category average. You will find the details on the facing page.

The underperformance relative to the benchmark, for the most part, resulted from the weakness of a few individual holdings, mainly in finance and health care. Of more significance, in our view, is the management team's persistent focus on attractive valuations in the context of existing market conditions and the gathering economic recovery. In the following pages, the managers discuss their strategy in detail and offer their view of prospects for the fund in the months ahead.

While no one can make assurances in such matters, market conditions suggest that better days lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 17, 2003


Report from Fund Management

Fund highlights

 * Putnam Investors Fund posted solid returns during the 12 months ended
   July 31, 2003, with class A shares returning 9.66% at net asset value (NAV) and 3.35% at public offering price.

 * Due to mixed stock selection in general and weaker results in its financial and health-care holdings, the fund lagged its benchmark, the S&P 500 Index, which returned 10.64% during the same period.

 * However, successful stock selection in communications services and utilities enabled the fund's results at NAV to exceed those of the average for its Lipper category, Large-Cap Core Funds, which was 8.19%.

 * See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's absolute returns were helped by its investments in communications services stocks, specifically those in the cable and satellite television industries. In addition, our holdings in electric utility stocks provided strong performance. Relative to the S&P 500, the fund's returns were held back by difficulties encountered by individual investments in the financial and health-care sectors. Freddie Mac, one of the fund's largest holdings, struggled in particular, as did Johnson & Johnson, King Pharmaceuticals, and Cardinal Healthcare. Nevertheless, our practice of seeking stocks with attractive valuations helped boost the fund's performance relative to that of its peers. Furthermore, several additions to the portfolio in the cyclicals sector have the advantage of being poised to benefit from an economic turnaround. These include a number of technology firms, as well as Australian materials provider BHP, which offers metals, iron ore, and energy products; diversified industrials Dover and ITT; and motorcycle manufacturer Harley Davidson.

FUND PROFILE

Putnam Investors Fund seeks long-term growth of capital and any increased income that results from this growth by investing in large-cap stocks of well-established companies. The fund targets companies whose business worth is believed to be more than their current stock prices indicate, whether the stock is considered growth or value. The fund may be appropriate for investors seeking long-term growth of capital.


Market overview

The performance of the U.S. stock market during your fund's fiscal year can be divided into three separate phases. The first phase saw the market bottom out in early October 2002 -- an investment environment characterized by panic selling that resulted from a preoccupation with corporate accounting issues and the fear that other revelations would follow several high-profile scandals. At the same time, the U.S. economy, which many expected to show signs of renewed growth, was struggling to find its footing.

The second phase, which extended from the latter part of the fourth quarter of 2002 through mid March 2003, culminated in a second important low for the market. In this phase, investors were generally skittish, concerned about the Iraq war, and more focused on short-term earnings visibility and the perceived safety of holding rather than selling securities.

The third phase began during the last few months of the fiscal year, in which the market was heartened by an overall improvement in corporate earnings, the relatively favorable outcome of the Iraq conflict, significant changes in the federal tax laws, and positive signs suggesting healthier economic growth. In response, investors became more comfortable taking a long-term view, focused more on valuations, and favored stocks of companies whose results tend to be closely tied to the health of the economy.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      10.64%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 11.64%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   10.75%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                   6.30%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                          5.42%
-------------------------------------------------------------------------------
Lehman Government Bond Index                                             4.45%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index                                   11.95%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
-------------------------------------------------------------------------------


Strategy overview

Our overall approach did not change during the period. We continued to stress fundamental valuation supplemented by quantitative analysis. While we had assumed a somewhat defensive positioning earlier in the fiscal year, the portfolio became more economically sensitive as the period progressed. For example, we purchased the stocks of a number of software companies and companies in the financial sector that we believed were attractively valued, and our resulting overweight position in these areas may benefit, in particular, from improvements in the economy. By contrast, we maintained an underweight position in consumer staples because of what we considered continued overvaluation in the sector. Although consumer staples stocks are often seen as relatively safe due to the steady earnings growth of the companies therein, we thought risk-averse investors had been paying too much for perceived safety. We believe the fund is now positioned to benefit from an economic recovery, with a more growth-oriented profile.

We focus on finding companies that offer some sort of competitive advantage and long-term promise -- investments that we believe should perform well regardless of the market backdrop. During the past year, an important element of this strategy was to seek to invest in attractively valued companies that were affected by short-term controversies or underperformance, but which in our view also offered some sort of catalyst for near-term improvement, such as potential earnings revisions or indications of progress in the company's or stock's performance. At the same time, our portfolio diversification overall remained built for balance, as top-down sector and economic perspectives complemented our bottom-up, stock picking strategy.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                               as of     as of
                              1/31/03   7/31/03

Pharmaceuticals                13.7%     10.7%

Banking                         7.9%      8.3%

Software                        8.4%      8.1%

Retail                          8.4%      7.2%

Financial                       7.4%      6.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percantage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among your fund's best performers during its fiscal year were holdings such as satellite TV service provider EchoStar Communications, cable TV firm Comcast, software company Computer Associates, integrated financial giant Citigroup, and credit card company Capital One. These companies shared a common attribute. Namely, in 2002 they all were controversial, but they nevertheless managed to absorb near-term difficulties, sustain their cash flow, and improve earnings enough to rebound from depressed valuation levels. EchoStar posted better-than-expected subscriber and cash flow growth. Comcast overcame debt-level concerns and executed its merger with AT&T's broadband properties extremely well. In addition, the company enjoyed significant subscriber growth, particularly among higher-value services such as high-speed and digital Internet connections. Citigroup paid a fine for its involvement in corporate accounting scandals without harming its core businesses and profitability. And Capital One allayed concerns that its future growth would be hurt with its involvement in offering credit cards to investors with less than pristine credit profiles.

Other investments that fared well included California electric utilities Pacific Gas & Electric (PG&E) and Edison International. These firms benefited from plans to reimburse them for losses sustained during the California energy crisis, as their financial conditions and earnings quality improved dramatically. Toward the end of the period, we began reducing our position in PG&E when we determined that its valuation had grown less attractive. We added to our position in Edison International during the period, however, in the belief that its prospects remained solid.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

1 Microsoft Corp.
  Software

2 Pfizer, Inc.
  Pharmaceuticals

3 Citigroup, Inc.
  Financial

4 Freddie Mac
  Financial

5 Johnson & Johnson
  Pharmaceuticals

6 Wal-Mart Stores, Inc.
  Retail

7 American International Group, Inc.
  Insurance

8 Exxon Mobil Corp.
  Oil and gas

9 Altria Group, Inc.
  Tobacco

10 MBNA Corp.
   Consumer finance

Footnote reads:
These holdings represent 30% of the fund's net assets as of 7/31/03. The fund's holdings will change over time.

The most significant detractor from fund performance was one of our largest positions, Freddie Mac. The stock suffered from the removal of the company's top three executives amid concerns related to accounting discrepancies. The market became nervous about the firm's need to restate its earnings and about the potential for political backlash from Washington. For our part, we added to the position as the stock went down. We found the share price to be appealing even a year ago, and believe the company to be well run despite its recent difficulties. We contend that positive demographic trends and bipartisan support for home ownership will help sustain Freddie Mac. Currently, the share price reflects little growth for the company at the same time that its cash flow is exceptionally strong relative to its valuation.

Other holdings that negatively affected fund performance were in the health-care sector. Johnson & Johnson suffered from concerns about the growth rates of some of their products, as well increased competition in the area of drug-coated, vascular stents. King Pharmaceuticals declined due to an accounting issue, news of a government investigation, and concerns about its product pipeline. And drug distributor Cardinal encountered a decline in earnings growth as large pharmaceutical companies cut back on the inventory they supplied to distributors. As of the end of the period, we maintained our positions in these holdings. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam U.S. Core Team. The members of the team are Paul Warren (Portfolio Leader), Richard Cervone (Portfolio Member), Paul Marrkand (Portfolio Member), James Wiess (Portfolio Member), James Yu (Portfolio Member), Kevin Divney, Richard England, Lee Montag, and Michael Nance.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that economic growth will surprise investors in the second half of calendar 2003, aided by significant stimulus in the form of low interest rates, tax cuts, federal deficit spending, and a weak U.S. dollar. Furthermore, it appears that government entities in both Europe and Japan will work to stimulate growth as well. With interest rates so low, the potential that stocks offer relative to bonds has also improved.

The main question at this point is how comfortable, in the aggregate, investors feel about jumping back into the stock market after the difficulties of the past few years. The market is still undergoing a healing process. On the positive side, changes in how dividends are taxed have made stocks more attractive. Corporate profits are growing as a result of improvements in the economy and, we submit, because in many cases companies' health is better than assumed. Furthermore, companies are now more focused on improving their capital discipline and on increasing or starting to pay dividends. These developments, in particular, play to our strength as experienced stock pickers. We feel that the environment going forward should be a good one for the bottom-up, cash flow valuation-based strategy that we pursue.

As we mentioned earlier, at this juncture we believe we are positioned to benefit from economic improvements. But we will continue to pursue stocks that should perform well regardless of the market backdrop and economic environment, focusing on a company's individual attributes and using our analysis to choose those stocks that we believe offer the best current value and long-term potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
------------------------------------------------------------------------------------------------
                      Class A          Class B           Class C            Class M      Class R
(inception dates)    (12/1/25)         (3/1/93)         (7/26/99)          (12/2/94)    (1/21/03)
                   NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP      NAV
------------------------------------------------------------------------------------------------
1 year            9.66%    3.35%    8.94%    3.94%    8.93%    7.93%    9.22%    5.45%    9.42%
------------------------------------------------------------------------------------------------
5 years         -23.98   -28.33   -26.82   -28.21   -26.36   -26.36   -25.89   -28.49   -24.91
Annual average   -5.34    -6.44    -6.05    -6.41    -5.94    -5.94    -5.82    -6.49    -5.57
------------------------------------------------------------------------------------------------
10 years        115.91   103.52    99.71    99.71   101.44   101.44   105.34    98.08   110.62
Annual average    8.00     7.36     7.16     7.16     7.25     7.25     7.46     7.07     7.73
------------------------------------------------------------------------------------------------
Annual average
(life of fund)    9.51     9.43     8.46     8.46     8.69     8.69     8.73     8.68     9.24
------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
-------------------------------------------------------------------------------
                                                                     Lipper
                                                                   Large-Cap
                                                                   Core Funds
                                                S&P 500             category
                                                 Index              average*
-------------------------------------------------------------------------------
1 year                                           10.64%               8.19%
-------------------------------------------------------------------------------
5 years                                          -5.17               -9.58
Annual average                                   -1.06               -2.18
-------------------------------------------------------------------------------
10 years                                        166.03              125.68
Annual average                                   10.28                8.29
-------------------------------------------------------------------------------
Annual average (life of fund)                       --+                 --+
-------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 7/31/03, there were 1062, 572, and 184 funds, respectively, in this Lipper category.

+ The Standard and Poor's 500 Index began operations on 12/31/69. The
  Lipper Large-Cap Core Funds category began operations on 12/31/59.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/93 to 7/31/03

                    Fund's class A            S&P 500
Date/year            shares at POP             Index

7/31/93                  9,425                 10,000
7/31/94                  9,740                 10,516
7/31/95                 12,423                 13,262
7/31/96                 14,202                 15,459
7/31/97                 21,290                 23,519
7/31/98                 26,771                 28,054
7/31/99                 31,763                 33,722
7/31/00                 37,221                 36,749
7/31/01                 25,790                 21,483
7/31/02                 18,560                 24,044
7/31/03                $20,352                $26,603

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,971 and $20,144, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $20,534 ($19,808 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,062. See first page of performance section for performance calculation method.

--------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/03
--------------------------------------------------------------------------
                Class A     Class B  Class C       Class M      Class R
--------------------------------------------------------------------------
Share value: NAV       POP     NAV      NAV      NAV      POP      NAV
--------------------------------------------------------------------------
7/31/02     $9.01    $9.56    $8.39    $8.85    $8.68    $8.99       --
--------------------------------------------------------------------------
1/21/03+       --       --       --     --         --       --    $9.01
--------------------------------------------------------------------------
7/31/03      9.88    10.48     9.14     9.64     9.48     9.82     9.87
--------------------------------------------------------------------------

* The fund did not make any distributions during the period.

+ Inception date of class R shares.



-------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------
                       Class A          Class B           Class C           Class M      Class R
(inception dates)     (12/1/25)         (3/1/93)         (7/26/99)         (12/2/94)     (1/21/03)
-------------------------------------------------------------------------------------------------
                     NAV     POP       NAV     CDSC      NAV     CDSC     NAV      POP      NAV
-------------------------------------------------------------------------------------------------
1 year              0.00%   -5.71%   -0.88%   -5.84%   -0.73%   -1.72%   -0.64%   -4.10%   -0.10%
-------------------------------------------------------------------------------------------------
5 years           -25.74   -30.00   -28.49   -29.84   -28.06   -28.06   -27.66   -30.18   -26.60
Annual average     -5.78    -6.88    -6.49    -6.84    -6.37    -6.37    -6.27    -6.93    -6.00
-------------------------------------------------------------------------------------------------
10 years          112.83   100.63    96.87    96.87    98.51    98.51   102.22    95.08   107.84
Annual average      7.85     7.21     7.01     7.01     7.10     7.10     7.30     6.91     7.59
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)      9.51     9.42     8.45     8.45     8.68     8.68     8.72     8.68     9.23
-------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders Putnam Investors Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Investors Fund, including the fund's portfolio, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investors Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Boston, Massachusetts
September 3, 2003


The fund's portfolio
July 31, 2003

Common stocks (98.3%) (a)
Number of shares                                                         Value

Advertising and Marketing Services (0.4%)
-------------------------------------------------------------------------------
       262,290 Omnicom Group, Inc.                                 $19,377,985

Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------
     1,192,769 Lockheed Martin Corp.                                62,429,529
     1,288,126 Rockwell Collins, Inc.                               33,529,920
       234,769 United Technologies Corp.                            17,661,672
                                                                  ------------
                                                                   113,621,121

Airlines (0.4%)
-------------------------------------------------------------------------------
     1,180,922 Southwest Airlines Co.                               19,378,930

Banking (8.3%)
-------------------------------------------------------------------------------
     1,842,370 Bank of New York Co., Inc. (The)                     55,492,184
       276,102 Charter One Financial, Inc.                           8,978,837
       581,030 Comerica, Inc.                                       28,168,334
     1,688,964 Commerce Bancorp, Inc.                               68,419,932
     1,129,543 Fifth Third Bancorp                                  62,136,160
       857,469 Greater Bay Bancorp                                  16,797,818
        16,977 Northern Trust Corp.                                    741,216
        14,400 State Street Corp.                                      660,960
     3,903,994 U.S. Bancorp                                         95,725,933
     1,428,397 Wells Fargo & Co.                                    72,176,900
       795,207 Zions Bancorp.                                       44,404,359
                                                                  ------------
                                                                   453,702,633

Beverage (1.7%)
-------------------------------------------------------------------------------
       308,429 Anheuser-Busch Cos., Inc.                            15,982,791
       142,260 Coca-Cola Co. (The)                                   6,397,432
        60,522 Pepsi Bottling Group, Inc. (The)                      1,330,274
     1,519,429 PepsiCo, Inc.                                        70,000,094
                                                                  ------------
                                                                    93,710,591

Biotechnology (1.1%)
-------------------------------------------------------------------------------
       795,219 Amgen, Inc. (NON)                                    55,331,338
         9,038 Genentech, Inc. (NON)                                   729,819
        59,200 IDEC Pharmaceuticals Corp. (NON)                      2,003,328
        13,000 Invitrogen Corp. (NON)                                  673,400
        15,009 MedImmune, Inc. (NON)                                   588,203
                                                                  ------------
                                                                    59,326,088

Broadcasting (1.3%)
-------------------------------------------------------------------------------
     1,587,217 Viacom, Inc. Class B                                 69,075,684

Building Materials (0.4%)
-------------------------------------------------------------------------------
       291,687 American Standard Cos., Inc. (NON)                   22,284,887

Cable Television (1.9%)
-------------------------------------------------------------------------------
     2,770,776 Comcast Corp. Class A (Special)
               (NON)                                                81,183,737
       582,621 Echostar Communications Corp. Class
               A (NON)                                              21,131,664
                                                                  ------------
                                                                   102,315,401

Chemicals (0.5%)
-------------------------------------------------------------------------------
       155,607 3M Co.                                               21,816,101
        70,226 PPG Industries, Inc.                                  3,965,662
        79,554 Rohm & Haas Co.                                       2,813,825
                                                                  ------------
                                                                    28,595,588

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
       352,683 Choicepoint, Inc. (NON)                              13,451,330
        20,500 eBay, Inc. (NON)                                      2,197,600
        47,200 Iron Mountain, Inc. (NON)                             1,727,520
       956,355 Yahoo!, Inc. (NON)                                   29,771,331
                                                                  ------------
                                                                    47,147,781

Communications Equipment (1.2%)
-------------------------------------------------------------------------------
     1,277,226 Cisco Systems, Inc. (NON)                            24,931,452
     1,226,120 Nokia OYJ ADR (Finland)                              18,759,636
       508,028 QUALCOMM, Inc.                                       19,030,729
                                                                  ------------
                                                                    62,721,817

Computers (3.7%)
-------------------------------------------------------------------------------
     2,738,038 Dell, Inc. (NON)                                     92,217,120
     1,255,469 EMC Corp. (NON)                                      13,358,190
     2,316,333 Hewlett-Packard Co.                                  49,036,770
        73,700 IBM Corp.                                             5,988,125
       666,011 Lexmark International, Inc. (NON)                    42,737,926
                                                                  ------------
                                                                   203,338,131

Conglomerates (3.4%)
-------------------------------------------------------------------------------
        12,392 Berkshire Hathaway, Inc. Class B
               (NON)                                                29,777,976
     2,312,995 General Electric Co.                                 65,781,578
       267,500 ITT Industries, Inc.                                 17,842,250
     3,989,001 Tyco International, Ltd. (Bermuda)                   74,195,419
                                                                  ------------
                                                                   187,597,223

Consumer Finance (3.6%)
-------------------------------------------------------------------------------
     1,556,523 Capital One Financial Corp.                          74,573,017
     4,644,094 MBNA Corp.                                          103,516,833
     1,791,298 Providian Financial Corp. (NON)                      17,286,026
                                                                  ------------
                                                                   195,375,876

Consumer Goods (1.9%)
-------------------------------------------------------------------------------
        55,100 Avon Products, Inc.                                   3,437,689
     1,109,443 Procter & Gamble Co.                                 97,486,756
                                                                  ------------
                                                                   100,924,445

Containers (0.3%)
-------------------------------------------------------------------------------
       361,331 Sealed Air Corp. (NON)                               17,246,329

Electric Utilities (1.9%)
-------------------------------------------------------------------------------
     2,263,252 CenterPoint Energy, Inc.                             18,264,444
     2,375,147 Edison International (NON)                           38,976,162
       609,718 Entergy Corp.                                        31,406,574
        19,500 Exelon Corp.                                          1,120,665
        38,100 FirstEnergy Corp.                                     1,314,069
       564,443 PG&E Corp. (NON)                                     12,107,302
       415,525 Sierra Pacific Resources (NON)                        2,139,954
                                                                  ------------
                                                                   105,329,170

Electrical Equipment (--%)
-------------------------------------------------------------------------------
        41,229 Emerson Electric Co.                                  2,213,997

Electronics (3.3%)
-------------------------------------------------------------------------------
     1,004,100 Agere Systems, Inc. Class A (NON)                     2,821,521
     1,482,085 American Power Conversion Corp.                      25,832,742
       434,832 Celestica, Inc. (Canada) (NON)                        6,665,975
       476,000 Integrated Circuit Systems, Inc.
               (NON)                                                14,303,800
     3,085,335 Intel Corp.                                          76,979,108
        62,000 Linear Technology Corp.                               2,286,560
       152,281 Maxim Integrated Products, Inc.                       5,951,141
       324,106 QLogic Corp. (NON)                                   13,661,068
        33,400 SanDisk Corp. (NON)                                   1,893,446
       977,900 Storage Technology Corp. (NON)                       26,051,256
       318,800 Tandberg ASA (Norway) (NON)                           1,945,674
                                                                  ------------
                                                                   178,392,291

Energy (1.2%)
-------------------------------------------------------------------------------
       278,004 BJ Services Co. (NON)                                 9,521,637
     1,464,003 GlobalSantaFe Corp. (Cayman Islands)                 32,574,067
     1,073,390 Halliburton Co.                                      23,797,056
                                                                  ------------
                                                                    65,892,760

Financial (6.8%)
-------------------------------------------------------------------------------
     4,198,632 Citigroup, Inc.                                     188,098,714
     3,729,129 Freddie Mac                                         182,167,977
                                                                  ------------
                                                                   370,266,691

Food (0.1%)
-------------------------------------------------------------------------------
        38,400 Dean Foods Co. (NON)                                  1,149,312
        46,113 General Mills, Inc.                                   2,115,203
        78,500 Kraft Foods, Inc. Class A                             2,183,085
                                                                  ------------
                                                                     5,447,600

Forest Products and Packaging (--%)
-------------------------------------------------------------------------------
       112,100 Smurfit-Stone Container Corp.                         1,678,137

Gaming & Lottery (0.6%)
-------------------------------------------------------------------------------
       809,499 Harrah's Entertainment, Inc.                         35,334,631

Health Care Services (2.4%)
-------------------------------------------------------------------------------
        27,200 AdvancePCS (NON)                                      1,030,608
     1,106,278 Cardinal Health, Inc.                                60,568,721
       423,311 CIGNA Corp.                                          19,802,489
       701,473 McKesson Corp.                                       22,629,519
       212,430 UnitedHealth Group, Inc.                             11,065,479
       177,100 Wellpoint Health Networks, Inc.
               (NON)                                                14,814,415
                                                                  ------------
                                                                   129,911,231

Homebuilding (0.5%)
-------------------------------------------------------------------------------
       435,152 Lennar Corp.                                         28,367,559

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
       500,860 Whirlpool Corp.                                      32,445,711

Insurance (4.4%)
-------------------------------------------------------------------------------
        10,400 ACE, Ltd. (Bermuda)                                     343,096
     2,184,156 American International Group, Inc.                  140,222,815
       519,006 Everest Re Group, Ltd. (Barbardos)                   39,221,283
     1,230,608 Radian Group, Inc.                                   57,604,760
                                                                  ------------
                                                                   237,391,954

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------
     1,748,623 Charles Schwab Corp. (The)                           18,203,165
     1,835,965 JPMorgan Chase & Co.                                 64,350,573
                                                                  ------------
                                                                    82,553,738

Leisure (0.4%)
-------------------------------------------------------------------------------
       436,584 Harley-Davidson, Inc.                                20,467,058

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------
       114,102 Royal Caribbean Cruises, Ltd.                         3,337,484

Machinery (0.4%)
-------------------------------------------------------------------------------
       371,700 Ingersoll-Rand Co. Class A (Bermuda)                 20,161,008

Manufacturing (0.5%)
-------------------------------------------------------------------------------
       739,557 Dover Corp.                                          27,075,182

Media (1.4%)
-------------------------------------------------------------------------------
     1,992,448 AOL Time Warner, Inc. (NON)                          30,743,473
       385,000 Fox Entertainment Group, Inc. Class
               A (NON)                                              11,653,950
     2,875,013 Liberty Media Corp. Class A (NON)                    31,883,894
                                                                  ------------
                                                                    74,281,317

Medical Technology (1.4%)
-------------------------------------------------------------------------------
        79,784 Baxter International, Inc.                            2,202,836
        14,500 Boston Scientific Corp. (NON)                           916,835
       956,946 Medtronic, Inc.                                      49,282,719
       809,364 Waters Corp. (NON)                                   25,664,932
                                                                  ------------
                                                                    78,067,322

Metals (0.4%)
-------------------------------------------------------------------------------
        76,369 Alcoa, Inc.                                           2,120,767
     1,398,641 BHP Billiton PLC (United Kingdom)                     8,346,352
     1,103,268 BHP Billiton PLC ADR (United
               Kingdom)                                             12,908,236
                                                                  ------------
                                                                    23,375,355

Oil & Gas (4.4%)
-------------------------------------------------------------------------------
       104,355 Apache Corp.                                          6,465,836
       763,029 Burlington Resources, Inc.                           35,229,049
       607,267 Canadian Natural Resources, Ltd.
               (Canada)                                             22,945,032
       308,397 EnCana Corp. (Canada)                                10,647,144
     3,303,052 Exxon Mobil Corp.                                   117,522,590
       627,085 TotalFinaElf SA ADR (France)                         46,153,456
                                                                  ------------
                                                                   238,963,107

Pharmaceuticals (10.7%)
-------------------------------------------------------------------------------
     1,121,818 Abbott Laboratories                                  44,031,357
       470,337 Allergan, Inc.                                       37,852,722
       521,306 AstraZeneca PLC (United Kingdom)                     20,806,231
     1,139,739 Forest Laboratories, Inc. (NON)                      54,570,703
     3,464,378 Johnson & Johnson                                   179,420,137
     1,591,941 King Pharmaceuticals, Inc. (NON)                     23,974,631
        43,339 Merck & Co., Inc.                                     2,395,780
     6,283,903 Pfizer, Inc.                                        209,631,004
        26,900 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                          1,542,446
         7,800 Watson Pharmaceuticals, Inc. (NON)                      311,532
       145,833 Wyeth                                                 6,647,068
                                                                  ------------
                                                                   581,183,611

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------
     2,610,135 Xerox Corp. (NON)                                    28,189,458

Publishing (--%)
-------------------------------------------------------------------------------
        25,391 Gannett Co., Inc.                                     1,950,791

Railroads (0.9%)
-------------------------------------------------------------------------------
        95,600 Canadian National Railway Co.
               (Canada)                                              4,975,980
       766,314 Union Pacific Corp.                                  46,699,175
                                                                  ------------
                                                                    51,675,155

Regional Bells (1.2%)
-------------------------------------------------------------------------------
       423,601 BellSouth Corp.                                      10,789,117
     1,288,666 SBC Communications, Inc.                             30,103,238
       781,280 Verizon Communications, Inc.                         27,235,421
                                                                  ------------
                                                                    68,127,776

Restaurants (--%)
-------------------------------------------------------------------------------
       115,300 McDonald's Corp.                                      2,653,053

Retail (7.2%)
-------------------------------------------------------------------------------
       910,966 AutoZone, Inc. (NON)                                 75,847,029
       753,012 Family Dollar Stores, Inc.                           28,245,480
        93,770 Home Depot, Inc. (The)                                2,925,624
        32,500 Kohl's Corp. (NON)                                    1,928,875
     1,349,352 Lowe's Cos., Inc.                                    64,175,181
        36,090 Michaels Stores, Inc.                                 1,393,435
       425,586 Ross Stores, Inc.                                    19,449,280
        70,061 Staples, Inc. (NON)                                   1,411,029
     1,999,189 TJX Cos., Inc. (The)                                 38,884,226
     2,879,429 Wal-Mart Stores, Inc.                               160,988,875
                                                                  ------------
                                                                   395,249,034

Software (8.1%)
-------------------------------------------------------------------------------
       595,342 Adobe Systems, Inc.                                  19,455,777
        62,500 Amdocs, Ltd. (Guernsey) (NON)                         1,273,750
     3,492,920 BMC Software, Inc. (NON)                             49,250,172
     2,340,198 Computer Associates International,
               Inc.                                                 59,558,039
       270,700 Electronic Arts, Inc. (NON)                          22,738,800
     9,160,700 Microsoft Corp. (SEG)                               241,842,480
     1,428,715 Oracle Corp. (NON)                                   17,144,580
       291,629 Symantec Corp. (NON)                                 13,680,316
       588,992 VERITAS Software Corp. (NON)                         18,140,954
                                                                  ------------
                                                                   443,084,868

Technology Services (1.2%)
-------------------------------------------------------------------------------
        68,700 Accenture, Ltd. Class A (Bermuda)
               (NON)                                                 1,334,154
       673,073 Checkfree Corp. (NON)                                18,112,394
       379,477 Fiserv, Inc. (NON)                                   14,814,782
     1,226,975 SunGard Data Systems, Inc. (NON)                     32,195,824
                                                                  ------------
                                                                    66,457,154

Telecommunications (0.5%)
-------------------------------------------------------------------------------
       618,800 AT&T Corp.                                           13,155,688
       344,540 CenturyTel, Inc.                                     11,814,277
        51,450 Nextel Communications, Inc. Class A
               (NON)                                                   939,477
                                                                  ------------
                                                                    25,909,442

Textiles (0.2%)
-------------------------------------------------------------------------------
        22,900 Nike, Inc.                                            1,184,846
       267,200 Reebok International, Ltd.                            8,790,880
                                                                  ------------
                                                                     9,975,726

Tobacco (2.0%)
-------------------------------------------------------------------------------
     2,754,788 Altria Group, Inc.                                  110,219,074

Toys (0.3%)
-------------------------------------------------------------------------------
       709,509 Mattel, Inc.                                         13,785,760

Waste Management (0.1%)
-------------------------------------------------------------------------------
       126,198 Waste Management, Inc.                                3,014,870
                                                                --------------
               Total Common stocks (cost $4,874,399,351)        $5,358,169,585

Short-term investments (4.6%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
  $158,411,089 Short-term investments held as
               collateral for loaned securities with yields
               ranging from .91% to  1.23% and due
               dates ranging from August 1, 2003 to
               September 19, 2003 (d)                             $158,353,789
    93,802,852 Short-term investments held in
               Putnam commingled cash account with yields
               ranging from 1.00% to 1.24%  and due dates
               ranging from August 1, 2003 to
               September 25, 2003 (d)                              $93,802,852
                                                                  ------------
               Total Short-term investments
               (cost $252,156,641)                                $252,156,641
-------------------------------------------------------------------------------
               Total Investments
               (cost $5,126,555,992)                            $5,610,326,226
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,452,560,336.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2003.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

Futures contracts outstanding at July 31, 2003

                         Market      Aggregate  Expiration   Unrealized
                         value      face value     date     depreciation
------------------------------------------------------------------------
S&P 500 Index (Long)  $67,025,075   $67,294,602   Sep-03     $(269,527)
------------------------------------------------------------------------

Written options outstanding at July 31, 2003
(premium received $333,732)

                                                    Expiration
     Contract                                          date/         Market
      amounts                                      strike price       value
---------------------------------------------------------------------------
      104,347  Computer Associates
               International, Inc. (Call)         Aug 03/$24.14    $164,013
      212,021  Charles Schwab Corp. (The)(Put)    Aug 03/$11.79     301,070
      108,087  Capital One Financial Corp. (Put)  Aug 03/$40.77      13,986
---------------------------------------------------------------------------
                                                                   $479,069
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
July 31, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $152,998,768
of securities on loan (identified cost $5,126,555,992)
(Note 1)                                                       $5,610,326,226
-----------------------------------------------------------------------------
Dividends, interest and other receivables                           3,970,344
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                              3,236,627
-----------------------------------------------------------------------------
Receivable for securities sold                                    103,523,051
-----------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              182,925
-----------------------------------------------------------------------------
Total assets                                                    5,721,239,173

Liabilities
-----------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                    2,611,904
-----------------------------------------------------------------------------
Payable for securities purchased                                   84,386,185
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                         11,354,313
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        6,639,967
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,873,733
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                         260,411
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,093
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              2,036,218
-----------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$333,732) (Note 1)                                                    479,069
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                158,353,789
-----------------------------------------------------------------------------
Other accrued expenses                                                680,155
-----------------------------------------------------------------------------
Total liabilities                                                 268,678,837
-----------------------------------------------------------------------------
Net assets                                                     $5,452,560,336

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $8,591,118,276
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       17,137,809
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (3,639,051,094)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 483,355,345
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $5,452,560,336

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,914,209,083 divided by 294,822,533 shares)                          $9.88
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.88)*                 $10.48
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,504,242,697 divided by 164,520,554 shares)**                        $9.14
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($72,655,657 divided by 7,533,702 shares)**                             $9.64
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($88,269,372 divided by 9,308,334 shares)                               $9.48
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.48)*                  $9.82
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,096 divided by 111 shares)                            $9.87
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($873,182,431 divided by 87,152,574 shares)              $10.02
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended July 31, 2003

Investment income:
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $199,929)                        $83,459,151
-----------------------------------------------------------------------------
Interest                                                              825,195
-----------------------------------------------------------------------------
Securities lending                                                    188,867
-----------------------------------------------------------------------------
Total investment income                                            84,473,213

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   26,667,868
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     12,123,270
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                     116,215
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       46,744
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               7,477,128
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              14,979,501
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 725,378
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 658,732
-----------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-----------------------------------------------------------------------------
Other                                                               5,764,165
-----------------------------------------------------------------------------
Total expenses                                                     68,559,004
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,225,533)
-----------------------------------------------------------------------------
Net expenses                                                       67,333,471
-----------------------------------------------------------------------------
Net investment income                                              17,139,742
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                 (433,333,612)
-----------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,960,659
-----------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                38
-----------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                4,992,298
-----------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                        (25)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written option during the year                      861,531,413
-----------------------------------------------------------------------------
Net gain on investments                                           435,150,771
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $452,290,513
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended July 31
Decrease in net assets                                 2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment income (loss)                    $17,139,742      $(11,360,366)
-----------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                  (426,380,617)   (1,250,982,640)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                           861,531,388    (1,489,185,111)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       452,290,513    (2,751,528,117)
-----------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                     (1,233,743,462)   (1,320,914,765)
-----------------------------------------------------------------------------
Total decrease in net assets                   (781,452,949)   (4,072,442,882)

Net assets
-----------------------------------------------------------------------------
Beginning of year                             6,234,013,285    10,306,456,167
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $17,137,809 and
$--, respectively)                           $5,452,560,336    $6,234,013,285
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                          Year ended July 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $9.01          $12.52          $18.36
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .04             .01            (.01)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .83           (3.52)          (5.57)
-------------------------------------------------------------------------------
Total from investment
operations                                .87           (3.51)          (5.58)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --            (.26)
-------------------------------------------------------------------------------
From return of capital                     --              --              -- (d)
-------------------------------------------------------------------------------
Total distributions                        --              --            (.26)
-------------------------------------------------------------------------------
Net asset value, end of period          $9.88           $9.01          $12.52
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             9.66          (28.04)         (30.71)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                          $2,914,209      $3,434,086      $5,773,210
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.06             .98             .89
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .49             .06            (.06)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  81.98          129.58           94.48
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)


CLASS A
-------------------------------------------------------------------------------

Per-share                                 Year ended July 31
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $15.78          $13.67
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)         (.04)           (.02)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               2.75            2.51
-------------------------------------------------------------------------------
Total from investment
operations                               2.71            2.49
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments    (.13)           (.38)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                      (.13)           (.38)
-------------------------------------------------------------------------------
Net asset value, end of period         $18.36          $15.78
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            17.19           18.65
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $8,432,177      $6,130,543
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .86             .89
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         (.25)           (.14)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  65.38           74.73
--------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------

Per-share                                          Year ended July 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.39          $11.76          $17.39
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.02)           (.07)           (.12)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .77           (3.30)          (5.25)
-------------------------------------------------------------------------------
Total from investment
operations                                .75           (3.37)          (5.37)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --            (.26)
-------------------------------------------------------------------------------
From return of capital                     --              --              -- (d)
-------------------------------------------------------------------------------
Total distributions                        --              --            (.26)
-------------------------------------------------------------------------------
Net asset value, end of period          $9.14           $8.39          $11.76
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             8.94          (28.66)         (31.22)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                          $1,504,243      $1,672,523      $3,010,604
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.81            1.73            1.64
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.26)           (.69)           (.81)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  81.98          129.58           94.48
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)


CLASS B
-------------------------------------------------------------------------------

Per-share                                 Year ended July 31
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $15.06          $13.17
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.17)           (.13)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               2.63            2.40
-------------------------------------------------------------------------------
Total from investment
operations                               2.46            2.27
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments    (.13)           (.38)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                      (.13)           (.38)
-------------------------------------------------------------------------------
Net asset value, end of period         $17.39          $15.06
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            16.34           17.67
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $4,631,442      $3,028,807
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.61            1.64
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.00)           (.90)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  65.38           74.73
--------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------

Per-share                                           Year ended July
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.85          $12.40          $18.22
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.02)           (.07)           (.12)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .81           (3.48)          (5.44)
-------------------------------------------------------------------------------
Total from investment
operations                                .79           (3.55)          (5.56)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --            (.26)
-------------------------------------------------------------------------------
From return of capital                     --              --              -- (d)
-------------------------------------------------------------------------------
Total distributions                        --              --            (.26)
-------------------------------------------------------------------------------
Net asset value, end of period          $9.64           $8.85          $12.40
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             8.93          (28.63)         (30.84)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $72,656         $81,601        $140,990
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.81            1.73            1.64
-------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)           (.26)           (.69)           (.81)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  81.98          129.58           94.48
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)


CLASS C
-------------------------------------------------------------------------------

                                                   For the period
                                      Year ended    July 26, 1999+
Per-share                               July 31       to July 31
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $15.77          $16.08
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.19)             -- (d)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               2.77            (.31)
-------------------------------------------------------------------------------
Total from investment
operations                               2.58            (.31)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments    (.13)             --
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                      (.13)             --
-------------------------------------------------------------------------------
Net asset value, end of period         $18.22          $15.77
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            16.37           (1.93)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $151,702          $1,534
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.61             .03*
-------------------------------------------------------------------------------
Ratio of net investment
loss to averate net assets (%)          (1.04)           (.01)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                  65.38           74.73
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------

Per-share                                         Year ended July 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.68          $12.14          $17.90
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                    -- (d)        (.05)           (.08)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .80           (3.41)          (5.42)
-------------------------------------------------------------------------------
Total from investment
operations                                .80           (3.46)          (5.50)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --            (.26)
-------------------------------------------------------------------------------
From return of capital                     --              --              -- (d)
-------------------------------------------------------------------------------
Total distributions                        --              --            (.26)
-------------------------------------------------------------------------------
Net asset value, end of period          $9.48           $8.68          $12.14
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             9.22          (28.50)         (31.06)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                            $88,269         $99,412        $182,647
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.56            1.48            1.39
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.01)           (.44)           (.56)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  81.98          129.58           94.48
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)


CLASS M
-------------------------------------------------------------------------------

Per-share                                  Year ended July
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $15.46          $13.47
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.13)           (.09)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               2.70            2.46
-------------------------------------------------------------------------------
Total from investment
operations                               2.57            2.37
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments    (.13)           (.38)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                      (.13)           (.38)
-------------------------------------------------------------------------------
Net asset value, end of period         $17.90          $15.46
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            16.63           18.02
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $279,185        $199,806
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.36            1.39
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.75)           (.64)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  65.38           74.73
--------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------

                                                        For the period
                                                       January 21, 2003+
Per-share                                                 to July 31,
operating performance                                        2003
------------------------------------------------------------------------------
Net asset value, beginning of
period                                                      $9.01
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)                                     .01
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                           .85
------------------------------------------------------------------------------
Total from investment
operations                                                    .86
------------------------------------------------------------------------------
Net asset value, end of period                              $9.87
------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                                                 9.55*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                                     $1
------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                                             .69*
------------------------------------------------------------------------------
Ratio of net investment
income to average net assets (%)                              .13*
------------------------------------------------------------------------------
Portfolio turnover (%)                                      81.98
------------------------------------------------------------------------------

  + Commencement of operations

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------

Per-share                                        Year ended July 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $9.11          $12.63          $18.48
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .07             .03             .03
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .84           (3.55)          (5.62)
-------------------------------------------------------------------------------
Total from investment
operations                                .91           (3.52)          (5.59)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
realized gain on investments               --              --            (.26)
-------------------------------------------------------------------------------
From return of capital                     --              --              -- (d)
-------------------------------------------------------------------------------
Total distributions                        --              --            (.26)
-------------------------------------------------------------------------------
Net asset value, end of period         $10.02           $9.11          $12.63
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             9.99          (27.87)         (30.57)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $873,182        $946,391      $1,199,005
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .81             .73             .64
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 .74             .31             .19
-------------------------------------------------------------------------------
Portfolio turnover (%)                  81.98          129.58           94.48
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)


CLASS Y
-------------------------------------------------------------------------------

Per-share                                 Year ended July 31
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $15.84          $13.70
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                  -- (d)         .01
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               2.77            2.51
-------------------------------------------------------------------------------
Total from investment
operations                               2.77            2.52
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
realized gain on investments             (.13)           (.38)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                      (.13)           (.38)
-------------------------------------------------------------------------------
Net asset value, end of period         $18.48          $15.84
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            17.50           18.83
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                          $1,344,776        $754,474
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .61             .64
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  -- (e)         .09
-------------------------------------------------------------------------------
Portfolio turnover (%)                  65.38           74.73
--------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Ratio of net investment income to average net assets was less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Investors Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in a portfolio consisting of quality common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. The fund began offering Class R shares on January 21, 2003. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter
-- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2003, the value of securities loaned amounted to $152,998,768. The fund received cash collateral of $158,353,789 which is pooled with collateral of other Putnam funds into 30 issuers of high grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $3,506,875,368 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
  $268,517,337   July 31, 2009
 2,385,899,897   July 31, 2010
   852,458,134   July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 $51,143,466 of losses recognized during the period November 1, 2002 to July 31, 2003.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends and realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $1,933 to decrease undistributed net investment income and $112,427 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $114,360.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation              $660,586,809
Unrealized depreciation              (258,118,364)
                                     ------------
Net unrealized appreciation           402,468,445
Undistributed ordinary income          17,137,809
Capital loss carryforward          (3,506,875,368)
Post October loss                     (51,143,466)
Cost for federal income
tax purposes                       $5,207,857,781

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2003, the fund's expenses were reduced by $1,225,533 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,498 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $385,645 and $8,678 from the sale of class A and class M shares, respectively, and received $3,828,935 and $6,127 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received $10,702 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,489,127,784 and $5,709,819,420, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                            1,123,854            $987,929
---------------------------------------------------------------------------
Options opened                               9,926,650           6,093,634
Options exercised                           (1,827,424)         (1,259,512)
Options expired                             (3,276,457)         (2,786,790)
Options closed                              (5,522,168)         (2,701,529)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                    424,455            $333,732
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 46,516,107        $416,915,595
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            46,516,107         416,915,595

Shares repurchased                        (133,024,480)     (1,181,917,612)
---------------------------------------------------------------------------
Net decrease                               (86,508,373)      $(765,002,017)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 82,565,799        $891,947,702
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            82,565,799         891,947,702

Shares repurchased                        (162,225,134)     (1,723,040,427)
---------------------------------------------------------------------------
Net decrease                               (79,659,335)      $(831,092,725)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,107,209        $125,883,516
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            15,107,209         125,883,516

Shares repurchased                         (49,864,474)       (409,529,745)
---------------------------------------------------------------------------
Net decrease                               (34,757,265)      $(283,646,229)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,101,192        $217,819,048
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            21,101,192         217,819,048

Shares repurchased                         (77,821,091)       (770,562,306)
---------------------------------------------------------------------------
Net decrease                               (56,719,899)      $(552,743,258)
---------------------------------------------------------------------------

                                               Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,259,592         $11,076,960
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,259,592          11,076,960

Shares repurchased                          (2,943,541)        (25,631,598)
---------------------------------------------------------------------------
Net decrease                                (1,683,949)       $(14,554,638)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,561,506         $27,769,255
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,561,506          27,769,255

Shares repurchased                          (4,710,421)        (49,303,157)
---------------------------------------------------------------------------
Net decrease                                (2,148,915)       $(21,533,902)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,928,367         $16,794,050
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,928,367          16,794,050

Shares repurchased                          (4,068,742)        (34,704,550)
---------------------------------------------------------------------------
Net decrease                                (2,140,375)       $(17,910,500)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,328,111         $24,598,772
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,328,111          24,598,772

Shares repurchased                          (5,929,737)        (61,073,494)
---------------------------------------------------------------------------
Net decrease                                (3,601,626)       $(36,474,722)
---------------------------------------------------------------------------

                                      For the period from January 21, 2003
                                           (commencement of operations) to
                                                             July 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        111              $1,000
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                   111               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                       111              $1,000
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,469,791        $220,846,964
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            24,469,791         220,846,964

Shares repurchased                         (41,251,860)       (373,478,042)
---------------------------------------------------------------------------
Net decrease                               (16,782,069)      $(152,631,078)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 57,797,117        $638,894,914
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            57,797,117         638,894,914

Shares repurchased                         (48,797,826)       (517,965,072)
---------------------------------------------------------------------------
Net increase                                 8,999,291        $120,929,842
---------------------------------------------------------------------------

At July 31, 2003, Putnam Investments, LLC owned 111 class R shares of the fund (100% of class R shares outstanding), valued at $1,096.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and

Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of  July 31, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard
(6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)  Clerk and
Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
  Income Fund
Money Market Fund
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds

California, New York

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

Putnam is a leader in global money management

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, one of the first funds to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has over $240 billion in assets under management, over 50 mutual funds, nearly 12 million shareholder accounts, and over 2,300 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United
States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information. Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.

Information as of 3/31/03.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN012-203369  003/307/385/2DB  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Investors Fund
Supplement to Annual Report dated 7/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.


RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/03

                                                                         NAV

1 year                                                                  9.99%
5 years                                                               -23.09
Annual average                                                         -5.11
10 years                                                              119.41
Annual average                                                          8.17
Life of fund (since class A inception, 12/1/25)
Annual average                                                          9.54

Share value:                                                             NAV

7/31/02                                                                $9.11
7/31/03                                                               $10.02

----------------------------------------------------------------------------

Distributions:  The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003